Supplement dated June 14, 2013
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2013

(as supplemented on May 9, 2013)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

Strategic Asset Management ("SAM") Flexible Income Portfolio
Under the Principal Investment Strategies heading, delete the first bullet point and substitute:

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Generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as real estate securities, mortgage-backed securities, government and government-sponsored securities, corporate bonds and preferred securities)

Under the Principal Risks heading, before the Risk of Being an Underlying Fund risk, add the following:
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Strategic Asset Management ("SAM") Conservative Balanced Portfolio
Under the Principal Investment Strategies heading, delete the first bullet point and substitute:

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Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as real estate securities, mortgage-backed securities, government and government-sponsored securities, and corporate bonds)

Under the Principal Risks heading, before the Risk of Being an Underlying Fund risk, add the following:
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Strategic Asset Management ("SAM") Balanced Portfolio
Under the Principal Investment Strategies heading, delete the first bullet point and substitute:

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Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as real estate securities, mortgage-backed securities, government and government-sponsored securities, and corporate bonds)

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, under the column heading “SAM Flexible Income” and row labeled “Real Estate Securities”, delete “Non-Principal” and substitute “Principal.”
In the table, under the column heading “SAM Conservative Balanced” and row labeled “Real Estate Securities”, delete “Non-Principal” and substitute “Principal.”

MANAGEMENT OF THE FUNDS

The Manager
On or about June 17, 2013, delete the paragraph that begins, "Principal provides a substantial part of the investment advisory services" and substitute:
Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to assist in providing those investment advisory services. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Jeffrey Tyler, and Randy Welch. The portfolio managers PGI has appointed for each Principal LifeTime Account are Matthew Annenberg and Dirk Laschanzky. Messrs, Fennessey, Tyler, Welch, Annenberg, and Laschanzky work as a team, sharing day-to-day management of the Principal LifeTime Accounts; however, Mr. Tyler has ultimate decision making authority.

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